Long-Term Investments (Schedule Of Long-Term Investments - Investments In Altynalmas Gold Ltd.) (Details) (Altynalmas Gold Ltd. [Member], USD $) In Thousands, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Altynalmas Gold Ltd. [Member]
Long Term Investment [Line Items]
Amount due from Altynalmas	$ 123,617	$ 100,545
Share of equity method losses in excess of common share investment	(123,617)	(100,545)
Net investment in Altynalmas